                                                                   EXHIBIT 10.17

                          ADVANCE HOLDING CORPORATION

                 SENIOR EXECUTIVE STOCK SUBSCRIPTION AGREEMENT


          THIS SENIOR EXECUTIVE STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of ________, 1998, by and between Advance Holding Corporation, a Virginia corporation (the "Company"), and ________________ ("Purchaser").


                                R E C I T A L S:
                                ---------------


          A. The Company now desires to sell to Purchaser, who is a senior executive of the Company and/or any directly or indirectly majority or wholly-owned entities of the Company (individually, a "Subsidiary" and collectively, the "Subsidiaries"), and Purchaser desires to purchase from the Company, Shares (as hereinafter defined) of the Company, subject to the terms and conditions set forth in this Agreement. The date on which such sale and purchase occur shall be referred to herein as the "Closing Date."

          B. In order to induce the Company to sell the Shares to the Purchaser, Purchaser agrees to hold such shares subject to the restrictions and interests created by this Agreement.


                               A G R E E M E N T:
                               -----------------


          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

          1.   Sales and Purchase of Shares.  The Company hereby agrees to sell
               ----------------------------
to Purchaser, subject to the conditions and restrictions contained in this Agreement, and Purchaser hereby agrees to purchase from the Company, __________________________ (_______) shares of common stock $0.01 par value per share (individually, a "Share," and collectively, the "Shares") of the Company, at a price of $10.00 per Share, for an aggregate purchase price of __________________________________Dollars ($________) (the "Purchase Price").
The Purchase Price shall be payable by delivery of cash or Purchaser's check in the amount of _______________________________ Dollars ($_________). Purchaser
shall deliver the cash or check, to the Company prior to the Closing Date, each dated as of the Closing Date. In connection with the purchase of Shares hereunder, Purchaser acknowledges that he or she has reviewed the memorandum regarding Section 83(b) of the Internal Revenue Code of 1986, as amended, attached hereto as Exhibit C.

          2.   Restriction on Transfer of the Shares.  Except as otherwise
               -------------------------------------
provided herein, Purchaser may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Shares, or any right, title or interest therein prior to the third anniversary of the Closing Date and, thereafter, any Transfer must be in compliance with Section 4 and
                                                              ---------
Section 9 hereof.  All Transfers also must comply with Section 6 of the Pledge
---------
Agreement. Any purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) of any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

          3.   Repurchase Option Upon Termination.
               ----------------------------------

               (a) In the event that Purchaser's employment or other relationship with the Company and all of its Subsidiaries terminates for any reason (including, without limitation, by reason of Purchaser's death, disability, retirement, voluntary resignation or dismissal by the Company or any of its Subsidiaries, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Purchaser all or any portion of the Shares acquired by Purchaser under this Agreement for a period of six (6) months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date").

               (b) The purchase price (the "Repurchase Price") for each Share to be purchased pursuant to the Repurchase Option shall equal (a) the greater of Purchase Price and Book Value (as defined herein) if the Termination Date occurs within the two (2) year period commencing on the date hereof and (b) the greater of the Purchase Price and the Fair Market Value (as defined herein) thereof (subject to adjustment as set forth herein) thereafter. The "Book Value" of a Share shall equal $10.00 per Share (subject to adjustment as set forth in Section 3(c)) plus the net income or minus the net loss per share to the end of the fiscal quarter immediately preceding the Termination Date, as determined by the Board, acting in good faith and based upon the books and records of the Company prepared in accordance with generally accepted accounting principles consistently applied, which determination shall be final and binding. The "Fair Market Value" of a Share shall be determined as set forth in clause (e) below.

               (c) The Repurchase Price for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

               (d) The Repurchase Option shall be exercised by the Company by delivery to Purchaser, within the six-month period specified above, of a written notice specifying (a) the number of Shares to be purchased and (b) a day, which shall not be more than 30 days after the date such notice is delivered, on or before which Purchaser shall surrender the certificate or certificates representing the Shares to be purchased pursuant to the Repurchase Option (duly endorsed in blank for Transfer) at the principal office of the Company in exchange for a check,

                                       2.

payable to Purchaser in the amount equal to the Repurchase Price, calculated as provided in this Section 3, multiplied by the number of the Shares to be purchased. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Purchaser shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). Notwithstanding the foregoing in this Section 3(d), in the event any principal, interest, fees, expenses or other amounts due on or in connection with the Note (the "Outstanding Amount") are owed to the Company by Purchaser, the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Purchaser shall remain obligated and liable to the Company for the unpaid balance thereof.

               (e) As used herein, the "Fair Market Value" of a Share shall be determined as follows: the board of directors of the Company shall act in good faith to determine the Fair Market Value of each Share as of the Termination Date (the "Initial Valuation"). All costs incurred in connection with the Initial Valuation shall be borne by the Company. The Initial Valuation shall be set forth in a written notice (the "Valuation Notice") delivered by the Company to Purchaser at least 20 days prior to the repurchase date specified in the notice of exercise. If Purchaser shall not have disputed the Initial Valuation by delivery of a written notice of said dispute to the Company within 20 days after the Company's delivery of the Valuation Notice, the Initial Valuation shall be binding upon the parties as the Fair Market Value to be used for calculating the Repurchase Price. In the event that Purchaser shall dispute the Initial Valuation within such 20-day period, Purchaser shall, at his sole expense, retain an appraiser (the "Second Appraiser") of his own choosing to make a second appraisal (the "Second Appraisal") of the Fair Market Value of each Share. If the Second Appraisal is less than the Initial Valuation, the Initial Valuation shall be binding upon the parties. If the Second Appraisal exceeds the Initial Valuation by an amount not greater than 10% of the Initial Valuation, the Fair Market Value of each vested share shall be the average of the sum of the Initial Valuation and the Second Appraisal. In the event that the Second Appraisal exceeds the Initial Valuation by an amount greater than 10% of the Initial Valuation, the Board and the Second Appraiser shall act in good faith to select a third appraiser who shall conduct a third appraisal (the "Third Appraisal") which shall be final and binding upon the parties. If the Third Appraisal of the Fair Market Value of each Share determines an amount which is closer to the amount determined by the Second Appraisal than to the amount determined by the Initial Valuation then the Company shall reimburse the Purchaser for the cost of the Second Appraisal. All costs with respect to the fees and expenses paid or payable to the appraiser that issues the Third Appraisal shall be shared equally by the Company and Purchaser. All other costs incurred in connection with the Third Appraisal shall be borne by the party incurring such costs.

                                       3.

               (f) This Repurchase Option shall terminate upon an underwritten public offering of Common Stock by the Company registered under the Act (as defined below) (other than an offering registered on Form S-4 or Form S-8 or any substitute for such forms) resulting in gross proceeds to the Company in excess of $25 million (an "Initial Public Offering").


          4.   Right of First Refusal.
               ----------------------

               (a) Sales; Notice.  At any time on or after the third
                   -------------
anniversary of the Closing Date, Purchaser may Transfer for cash (and only for such form of consideration) any or all of the Shares to any third party subject to the provisions of Section 4, Section 7(c), Section 9 and Section 12(a)
                     ---------  ------------  ---------     -------------
hereof, and subject to Section 6 of the Pledge Agreement. Prior to any such intended Transfer, Purchaser shall first give at least thirty (30) days' advance written notice (the "Notice") to the Company specifying (i) Purchaser's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Purchaser proposes to Transfer (individually, an "Offered Share," and collectively, the "Offered Shares"); (iv) the price for which Purchaser proposes to Transfer each Offered Share (the "Proposed Purchase Price"); (v) such evidence as the Company may reasonably request to demonstrate the ability of the proposed transferee(s) to pay the Proposed Purchase Price; and (vi) all other material terms and conditions of the proposed transfer.

               (b) Election by the Company.  Within twenty (20) days after
                   -----------------------
receipt of the Notice, the Company may elect to purchase any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Purchaser, specifying a day, which shall not be more than twenty (20) days after such notice is delivered, on or before which Purchaser shall surrender (if Purchaser has not already done so) the certificate or certificates representing the Offered Shares (duly endorsed in blank for transfer) at the administrative office of the Company. Within twenty (20) days after delivery of such notice to Purchaser, the Company shall deliver to Purchaser a check, payable to Purchaser or to such person as Purchaser shall request, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First Refusal Price") in exchange for the Offered Shares. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Purchaser shall cease to be a Shareholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). Notwithstanding the foregoing, if any Outstanding Amount is owed to the Company by Purchaser, the First Refusal Price shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to purchase the Offered Shares. If the Company does not elect to purchase all of the Offered Shares, Purchaser shall be entitled to Transfer the Offered Shares, subject to
Section 9 of this Agreement and Section 6 of the Pledge Agreement, to the
---------
transferee(s) named in the Notice at the Proposed Purchase Price, or at a higher price, and on the terms and

                                       4.

conditions set forth in the Notice; provided, however, that such Transfer must be consummated within ninety (90) days after the date of the Notice and any proposed Transfer after such ninety (90) day period may be made only by again complying with the procedures set forth in this Section 4. This right of first
                                                ---------
refusal terminates upon an Initial Public Offering.

          5.   Permitted Transfers.  Subject to and upon full compliance with
               -------------------
Section 6 of the Pledge Agreement, Purchaser may, at any time or times, transfer any or all of the Shares: (a) inter vivos to Purchaser's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Purchaser's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses (a) and (b) hereof are collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 5, Shares shall not be Transferred
                                      ---------
pursuant to this Section 5 until the Permitted Transferee executes a valid
                 ---------
undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement (including the Repurchase Option) and the Pledge Agreement, as though the Permitted Transferee were a party to this Agreement and the Pledge Agreement, bound in every respect in the same way as Purchaser. Transfers made in accordance with this Section 5 shall not be subject to the provisions of Section 4 of this
     ---------                                           ---------
Agreement.

          6.   Security for Performance.  The Company and Purchaser hereby
               ------------------------
acknowledge (a) that Purchaser has agreed to pledge the Shares to secure the payment of all obligations existing under the Note whether for principal, interest, fees, expenses or otherwise and/or to ensure Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement and (b) that in connection with such pledge, Purchaser shall enter into the Pledge Agreement as of the Closing Date requiring that the certificates evidencing the Shares (the "Certificates") be held by the Company as security for the payment of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and for Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement. Subject to compliance with the terms and conditions of this Agreement and of the Pledge Agreement, Purchaser shall exercise all rights and privileges of the registered holder of the Shares held by the Company pursuant to the Pledge Agreement and shall be entitled to receive any dividend or other distribution thereon.

          7.   Investment Representations.  Purchaser represents and warrants to
               --------------------------
the Company as follows:

               (a) Purchaser's Own Account.  Purchaser is acquiring the Shares
                   -----------------------
for Purchaser's own account and not with a view to or for sale in connection with any distribution of the Shares.

               (b) Access to Information.  Purchaser (i) is familiar with the
                   ---------------------
business of the Company and its Subsidiaries; (ii) has had an opportunity to discuss with representatives

                                       5.

of the Company and its Subsidiaries the condition of and prospects for the continued operation and financing of the Company and its Subsidiaries and such other matters as Purchaser has deemed appropriate in considering whether to invest in the Shares; and (iii) has been provided access to all available information about the Company and its Subsidiaries reasonably requested by Purchaser.

               (c) Shares Not Registered.  Purchaser understands that the
                   ---------------------
Shares have not been registered under the Act or registered or qualified under the securities laws of any state and that Purchaser may not Transfer the Shares unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification.

          8.   Partial Termination.  This Agreement shall terminate with respect
               -------------------
to those Shares which are (a) acquired by the Company pursuant to Section 3(b)
                                                                  ------------
hereof upon such acquisition; or (b) acquired by the Company pursuant to Section
                                                                         -------
4 hereof, upon such acquisition.
-

          9.   Obligation to Sell Securities.
               -----------------------------

               (a) If FS Equity Partners IV, L.P., a Delaware limited partnership, ("FSEP IV") finds a third-party buyer for all shares of common stock of the Company held by it (whether such sale is by way of purchase, exchange, merger or other form of transaction), upon the request of FSEP IV, the Purchaser shall sell all of Purchaser's Shares for the same per share consideration (which may be less than the Purchase Price per share paid by Purchaser), and otherwise pursuant to the terms and conditions applicable to the FSEP IV for the sale of its shares of its common stock of the Company.

               (b) Purchaser hereby consents to any sale, transfer, reorganization, exchange, merger, combination or other form of transaction described in Section 9(a) and agrees to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary or desirable to consummate such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. Purchaser further agrees to timely take such other actions as FSEP IV may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction and waiving any appraisal rights that Purchaser may have in connection therewith.

               (c) The obligations of Purchaser pursuant to this Section 9
                                                                 ---------
shall be binding on any transferee (other than a transferee in a Public Market Sale, as defined below) of any of the Shares and Purchaser and any of his transferees shall obtain and deliver to FSEP IV a written commitment to be bound by such provisions from a subsequent transferee prior to any Transfer (other than Transfers constituting a Public Market Sale). The Purchaser's obligations pursuant to this Section 9, and the obligations of any such transferee, shall
                 ---------
survive the partial

                                       6.

termination of this Agreement pursuant to Section 8 hereof. Any transfer
                                          ---------
effected in violation of this provision shall be void. The term "Public Market Sale" means any sale of Common Stock after the Initial Public Offering which is made pursuant to Rule 144 promulgated under the Securities Act or which is made pursuant to a registration statement filed with the declared effective by the Securities and Exchange Commission.

          10.  Tag Along Rights.  If FSEP IV finds a third-party buyer (other
               ----------------
than a buyer that is an investment fund or partnership affiliated with FSEP IV, a general or limited partner of FSEP IV, or, for the period ending one year from the date hereof, an unaffiliated institutional investor or merchant banking firm (each, a "FS Permitted Transferee") or is a transferee in a Public Market
Sale)), for all or part of the shares of Common Stock held by FSEP IV (whether such sale is by way of purchase, exchange, merger or other form of transaction), the Purchaser shall have the right to sell, on the terms set forth in a written notice (the "Offering Notice") delivered by FSEP IV to the Purchaser describing the terms of the proposed sale (including the minimum sale price for the shares of Common stock that FSEP IV plans to sell), that amount of the Shares he then owns which constitute the same percentage of his Shares as the percentage of Common Stock sold by FSEP IV. Each such right shall be exercisable by delivering written notice to FSEP IV within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. The obligations of FSEP IV under this
Section 10 shall terminate upon an Initial Public Offering.

          11.  Put Option.  Until the third anniversary of the date of this
               ----------
Agreement, or, if later, the termination of the Employment and Noncompetition Agreement dated the date hereof by and between the Purchaser and the Company (including any renewals thereof), upon the death or disability (as such term is defined in Section 22(e)(3) of the Code) of Purchaser, Purchaser's designee, legal representative or legatee, the successor trustee of Purchaser's inter vivos trust or the person who acquired the right to such Shares by reason of the death of Purchaser (collectively, the Successor") may elect to cause the Company to repurchase all or part of the Shares of Purchaser acquired under this Agreement and under that certain Option Agreement dated as of the date hereof by Purchaser for cash (the "Put Option"); provided, however, such election must be made no earlier than 30 days and no later than 180 days after such death or disability (the "Option Period"); and provided further that such repurchase is permitted by the Company's debt agreements. If the Company's debt agreements do not permit such repurchase, the Company's obligations under this Section 11 shall continue until 120 days after the date such repurchase shall be permitted; provided that such obligations shall terminate in any event on the fourth anniversary of this Agreement. The Put Option shall be exercised by the Successor by (a) delivery to the Company within the Option Period a written notice specifying the number of shares to be repurchased by the Company (the "Notice"), and (b) surrendering to the Company, or its agent, the certificates, properly endorsed for transfer, representing the Shares to which the Put Option is being exercised within fifteen (15) days of delivery of the Notice to the Company. The Notice Date shall be the day the Company receives the Notice. The purchase price (the "Option Price") for each Share to be purchased pursuant to the Put Option shall equal (A) the greater of the Purchase Price or the applicable exercise price (in the case of Option Shares) (without interest)

                                       7.

and the Book Value (as defined in Section 3 of this Agreement) if the Notice
                                  ---------
Date occurs within the two (2) year period commencing with the effective date hereof or, alternatively, (B) the greater of the Purchase Price or the applicable exercise price (in the case of Option Shares) and the Fair Market Value (as defined in Section 3 of this Agreement) thereof (subject to adjustment
                     ---------
as set forth herein) thereafter. Within thirty (30) days of the Notice Date, the Company shall deliver to Purchaser a check in the amount of the Option Price, calculated as provided in this Section 11, for all Shares to be repurchased by
                               ----------
the Company, provided, that if the Board of Directors determines in good faith that it is in the best interests of the Company and its Stockholders to defer payment, the Company may deliver 25% of such amount in cash and the remainder in the form of a note due in three equal annual installments, bearing interest at the prime rate. Nothing in this section shall require the Company to take any action contrary to laws respecting limits on redemptions of outstanding securities. The obligations of the Company under this Section 11 shall terminate upon an Initial Public Offering.

          12.  Miscellaneous.
               -------------

               (a) Legends on Certificates.  Any and all certificates now or
                   -----------------------
hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK PURCHASE AGREEMENT DATED AS OF ________, 1998, BY AND BETWEEN ADVANCE HOLDING CORPORATION, A VIRGINIA CORPORATION, AND THE ORIGINAL PURCHASER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ADVANCE HOLDING CORPORATION."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

               (b) Further Assurances.  Each party hereto agrees to perform any
                   ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

               (c) Notices.  Except as otherwise provided herein, all notices,
                   -------
requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, shall be deemed to have been validly served,

                                       8.

given or delivered upon actual delivery (but in no event may notice be given by deposit in the United States mail), at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

               If to the Company:

               Advance Holding Corporation
               c/o Freeman Spogli & Co. Incorporated
               599 Lexington Avenue, Suite 1800
               New York, New York 10022
               Attention: John M. Roth
               Telephone: (212) 758-2555
               Telecopy:  (212) 758-7499

               If to Purchaser:

               ________________

               ________________

               ________________
               Telephone:  (___) ___-____

               Fax:  (___) ___-____

               With a copy to:

               John G. Rocovich, Jr., Esq.
               Moss & Rocovich
               4415 Electric Road
               Roanoke, Virginia 24035-4014
               Telephone:  (540) 774-8800
               Fax:  (540) 774-8808

               (d) Amendments.  This Agreement may be amended only by a written
                   ----------
agreement executed by both of the parties hereto and by FSEP IV.

               (e) Governing Law.  This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the Commonwealth of Virginia.

               (f) Disputes.  In the event of any dispute among the parties
                   --------
arising out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

                                       9.

               (g)  Entire Agreement.  This Agreement constitutes the entire
                    ----------------
agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

               (h) Recapitalizations or Exchanges Affecting the Company's
                   ------------------------------------------------------
Capital.  The provisions of this Agreement shall apply to any and all stock or
-------
other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement.

               (i) No Rights as an Employee.  Nothing in this Agreement shall
                   ------------------------
affect in any manner whatsoever the rights of the Company or any of its Subsidiaries to terminate Purchaser's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Purchaser may be a party.

               (j) Disclosure.  Except in connection with Purchaser's exercise
                   ----------
of rights under Section 3(e), the Company shall have no duty or obligation to
                ------------
affirmatively disclose to Purchaser, and Purchaser shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Purchaser's employment with the Company and/or any of its Subsidiaries. The Company shall have no obligation to provide confidential information to the Purchaser in connection with Section 3(e) unless the Purchaser shall execute a
                             ------------
confidentiality agreement with respect to such information.

               (k) Successors and Assigns.  The Company may assign with absolute
                   ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the Repurchase Option and/or the right of first refusal provided for in
Section 3 and Section 4 of this Agreement, respectively, to any of its
---------     ---------
affiliates, successors and/or assigns.  FSEP IV may assign its rights under
Section 9 to any FS Permitted Transferee or to a purchaser of shares of Common Stock then owned by FSEP IV. For purposes of this Agreement, the term "Shares" shall include shares of capital stock or other securities of the Company or any successor or assign of the Company, which are issued in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, exchange or consolidation. Unless specifically provided herein to the contrary, Purchaser may not assign any or all of its rights and/or obligations and/or delegate any or all its duties under this Agreement without the prior written consent of the Company and FSEP IV. Upon an assignment

                                      10.

of any or all of Purchaser's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Purchaser's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

               (l) Headings.  Introductory headings at the beginning of each
                   --------
section and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

               (m) Counterparts.  This Agreement may be executed in two
                   ------------
counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              THE COMPANY:

                              Advance Holding Corporation,
                              a Virginia corporation


                              By:
                                 -------------------------------------
                                    J. O'Neil Leftwich
                                    Chief Financial Officer

                              PURCHASER:


                              ----------------------------------------
                              [                ]

                                      11.